                                                                    Exhibit 99.1


                     [National City Corporation Letterhear]



FOR MORE INFORMATION CONTACT:                        News Release

                              Thomas A. Richlovsky
                              Senior Vice President & Treasurer
                              (216) 575-2126

                              Julie I. Sabroff
                              Vice President, Investor Relations
                              (216) 575-2467

                              For Immediate Release

                    NATIONAL CITY CORPORATION REPORTS RECORD
                    ----------------------------------------
                EARNINGS FOR THIRD QUARTER AND FIRST NINE MONTHS
                ------------------------------------------------


         CLEVELAND, Ohio--October 14, 1998--National City Corporation (NYSE:NCC) today reported third quarter earnings per diluted share increased 18.4% to $1.03, compared to $.87 in the third quarter of 1997. Net income increased 21.7% to $344.5 million, versus $283.1 million a year ago. Returns on average common equity and average assets were 19.00% and 1.69%, respectively, compared to 18.12% and 1.55%, respectively, for the same period last year.

         For the first nine months of 1998, excluding merger and restructuring expenses, diluted earnings per share increased 13.1% to $2.94, compared to $2.60 in 1997. On the same basis, net income increased 13.8% to $973.3 million, versus $855.6 million for the same period last year. Excluding merger and restructuring expenses, returns on average common equity and average assets were 19.08% and 1.65%, respectively, compared to 18.58% and 1.60%, respectively, for the same period last year. After-tax merger and restructuring expenses were $193.9 million or $.59 per diluted share for the first nine months of 1998, and $25.5 million or $.08 per diluted share for the same period in 1997.

         Financial data for all prior periods have been restated to reflect the merger with First of America Bank Corporation, which was completed on March 31, 1998 and accounted for as a pooling-of-interests. The financial results of Fort Wayne National Corporation, accounted for as a purchase, are included in the results of operations subsequent to the date of acquisition, March 30, 1998.

         The results for the third quarter and first nine months reflect a continuation of solid loan growth, increased revenue and excellent credit quality. Average loans were up 10.7% to $57.6 billion in the third quarter of 1998 from $52.0 billion for the same period last year. This growth was led by a 13.5% increase in domestic commercial loans and a 14.5% increase in consumer installment loans.

         Commenting on the quarter, Chairman and CEO, David A. Daberko, stated, "Third quarter results were in line with expectations and reflect successful execution in the core banking and fee-based businesses. Credit quality is solid and we have virtually no foreign loan or hedge fund exposure. National City will remain unrelentingly focused on customer service and the integration of First of America and Fort Wayne National, regardless of the direction of the economy."

         Revenue growth was particularly strong in the fee-based segments. Excluding securities gains, fees and other noninterest income increased 27.5% in the third quarter of 1998 to $555.5 million, from $435.6 million a year ago. For the first nine months of 1998, fees and other noninterest income grew 26.8% to $1,603.4 million versus $1,264.5 million for the same period last year. The strong performance reflected growth in virtually all major categories of fee income with a notable increase in mortgage banking revenue.

         For the first nine months of 1998, pre-tax securities gains totaled $85.2 million or $.17 per diluted share, after-tax, compared to $47.2 million or $.09 per diluted share, after-tax, for the same period in 1997. Securities gains were generated mainly from National City's Bank Stock Fund.

         Noninterest expenses, excluding merger and restructuring expenses, for the third quarter and first nine months of 1998 rose 16.4% and 12.2%, respectively, over the same periods last year. Increased expenses reflect continued growth in the fee-based businesses, technology initiatives and Year 2000 readiness costs, as well as the acquisition of Fort Wayne National Corporation, whose costs were not in the previous year's base.

         Credit quality continued to be excellent. At September 30, 1998, nonperforming assets totaled $252.6 million, down $6.2 million from the prior year. Net charge-offs for the first nine months of 1998 were $140.6 million or
 .34% of loans, compared to $155.3 million or .40% of loans for the same period in 1997. Net charge-offs were fully covered by the provision for loan losses. The allowance for loan losses was $975.1 million or 1.66% of loans at September 30, 1998.

         Total assets at September 30, 1998 were $83.1 billion, up 11.8% from last year, and stockholders' equity was $7.3 billion. Equity as a percentage of assets was 8.75% at September 30, 1998, compared to 8.27% a year ago. Loans at September 30, 1998 were $58.7 billion, up 10.8% from $53.0 billion at September 30, 1997. Total deposits were $54.2 billion compared to $51.8 billion a year ago.
         National City Corporation is an $83 billion diversified financial services company headquartered in Cleveland, Ohio. National City operates banks and other financial services subsidiaries principally in Ohio, Kentucky, Indiana, Pennsylvania, Michigan and Illinois. National City can be found on the World Wide Web at www.national-city.com.

                                    UNAUDITED

                            National City Corporation
                              Financial Highlights
                 (Dollars in Millions Except Per Share Amounts)

                                              1998                    1997               3Q98/         Nine Months Ended
                             -------------------------------   --------------------
                                Third      Second     First      Fourth      Third        3Q97            September 30,
                                                                                                  ------------------------------
                               Quarter    Quarter    Quarter    Quarter    Quarter     % Change    1998       1997      % Change
                               -------    -------    -------    -------    -------     --------    ----       ----      --------
Tax-equivalent net
  interest income ........   $  745.8    $  739.9   $  708.3   $  711.8   $  721.5        3.4%   $2,194.0   $2,141.6        2.4%
Provision for loan
  losses .................       45.2        43.0       56.3       52.9       59.2      (23.6)      144.5      172.5      (16.2)
Noninterest income
  (excluding securities
  gains) .................      555.5       554.1      493.8      501.9      435.6       27.5     1,603.4    1,264.5       26.8
Securities gains .........       64.4        19.7        1.1       34.1        0.1       --          85.2       47.2       80.5
Noninterest expense -
  recurring ..............      782.4       749.2      699.3      738.9      672.0       16.4     2,230.9    1,987.7       12.2
Merger and restructuring
  expense ................       --          --        274.7       26.3       --         --         274.7       39.6      593.7
Net income ...............      344.5       331.2      103.7      292.1      283.1       21.7       779.4      830.1       (6.1)
Net income before merger
  and restructuring
  expense ................      344.5       331.2      297.6      301.5      283.1       21.7       973.3      855.6       13.8
Net income per common
  share:
    basic ................       1.05        1.01        .33        .92        .88       19.3        2.39       2.56       (6.6)
    Diluted ..............       1.03         .99        .32        .90        .87       18.4        2.35       2.52       (6.7)
    Diluted - adjusted (1)       1.03         .99        .92        .93        .87       18.4        2.94       2.60       13.1
Dividends paid per
  common share ...........        .48         .46        .46       .425       .425       12.9        1.40      1.245       12.4
Cash earnings per
  common share (1)(2) ....       1.09        1.04        .95        .97        .90       21.1        3.08       2.72       13.2

Performance Ratios (1)
----------------------
Return on average
  common equity ..........      19.00%      19.47%     19.23%     18.67%     18.12%                 19.08%      18.58%
Return on average
  assets .................       1.69        1.66       1.61       1.59       1.55                   1.65        1.60
Net interest margin ......       4.10        4.15       4.19       4.32       4.38                   4.15        4.38
Overhead ratio ...........      30.42       26.36      29.02      31.42      32.77                  28.60       33.77
Efficiency ratio .........      60.12       57.90      58.17      59.78      58.09                  58.75       58.57

Assets ...................                                                                       $ 83,135    $ 74,348      11.8
Loans, net of allowance ..                                                                         57,709      52,068      10.8
Deposits .................                                                                         54,228      51,798       4.7
Stockholders' equity .....                                                                          7,273       6,145      18.4
Book value per common
  share ..................                                                                          21.91       19.30      13.5
Market value per common
  share ..................                                                                          65.94       61.56       7.1

--------------------------------
(1) Excluding after-tax merger and restructuring expenses of $193.9 million and $9.4 million for the first quarter of 1998 and the fourth quarter of 1997, and $193.9 million and $25.5 million for the nine months ended September 30, 1998 and 1997, respectively.

(2) Excludes amortization of goodwill and other intangible assets.

                                    UNAUDITED

                            National City Corporation
                        Consolidated Statements Of Income
                 (Dollars In Thousands Except Per Share Amounts)


                                                                                                               Nine Months Ended
                                                       1998                              1997                    September 30,
                                     --------------------------------------    ------------------------    ------------------------
                                        Third         Second        First       Fourth          Third
                                       Quarter       Quarter       Quarter      Quarter        Quarter        1998           1997
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Interest Income:
 Loans ..........................    $1,229,009    $1,210,235    $1,140,421    $1,144,323    $1,142,610    $3,579,665    $3,342,206
 Securities:
  Taxable .......................       207,384       207,228       206,412       197,058       199,062       621,024       598,171
  Exempt from Federal income
    taxes .......................        13,145        14,562        11,600        11,484        11,575        39,307        33,559
 Federal funds sold and security
   resale agreements ............        16,642         8,293         6,006         4,522         5,490        30,941        15,703
 Other short-term investments ...         4,302         4,973         4,206         3,320         3,822        13,481        12,166
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   Total interest income ........     1,470,482     1,445,291     1,368,645     1,360,707     1,362,559     4,284,418     4,001,805

Interest Expense:
 Deposits .......................       475,951       472,064       446,461       455,322       461,822     1,394,476     1,357,929
 Federal funds borrowed and
   security repurchase agreements        96,416        81,101        73,763        58,860        50,751       251,280       177,022
 Borrowed funds .................        38,078        48,564        51,276        47,784        47,860       137,918       132,298
 Long-term debt .................       123,672       113,439        99,170        99,803        90,945       336,281       223,156
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   Total interest expense .......       734,117       715,168       670,670       661,769       651,378     2,119,955     1,890,405
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

   Net interest income ..........       736,365       730,123       697,975       698,938       711,181     2,164,463     2,111,400
 Provision for loan losses ......        45,212        43,033        56,267        52,904        59,186       144,512       172,463
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   Net interest income after
    provision for loan losses ...       691,153       687,090       641,708       646,034       651,995     2,019,951     1,938,937

Noninterest Income:
 Item processing revenue ........       124,268       117,686       112,540       118,826        97,396       354,494       274,289
 Service charges on deposit
   accounts .....................       100,316        97,739        93,460        96,548        93,585       291,515       268,907
 Trust and investment management
   fees .........................        74,565        79,729        76,954        72,978        68,611       231,248       205,815
 Card-related fees ..............        56,415        49,383        46,891        53,755        53,598       152,689       151,876
 Mortgage banking revenue .......        79,362        97,223        61,250        48,307        42,734       237,835       110,237
 Other ..........................       120,591       112,369       102,676       111,463        79,665       335,636       253,392
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   Total fees and other income ..       555,517       554,129       493,771       501,877       435,589     1,603,417     1,264,516
 Securities gains ...............        64,451        19,714         1,052        34,058            53        85,217        47,181
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   Total noninterest income .....       619,968       573,843       494,823       535,935       435,642     1,688,634     1,311,697

Noninterest Expense:
 Salaries and other personnel ...       409,279       396,574       383,854       379,088       363,028     1,189,707     1,070,357
 Equipment ......................        51,054        51,471        51,728        54,361        48,427       154,253       150,501
 Net occupancy ..................        51,737        49,671        48,737        47,677        48,141       150,145       145,878
 Assessments and taxes ..........        15,395        12,097        11,689        12,242        13,631        39,181        45,027
 Merger and restructuring .......          --            --         274,698        26,262          --         274,698        39,640
 Other ..........................       254,935       239,365       203,295       245,579       198,843       697,595       575,958
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   Total noninterest expense ....       782,400       749,178       974,001       765,209       672,070     2,505,579     2,027,361
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

Income before income taxes ......       528,721       511,755       162,530       416,760       415,567     1,203,006     1,223,273
Income tax expense ..............       184,265       180,511        58,808       124,616       132,514       423,584       393,223
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   Net income ...................    $  344,456    $  331,244    $  103,722    $  292,144    $  283,053    $  779,422    $  830,050
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   Preferred dividends ..........           546         1,099          --            --            --           1,645          --
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
   Net income applicable to
     common stock ...............    $  343,910    $  330,145    $  103,722    $  292,144    $  283,053    $  777,777    $  830,050
                                     ==========    ==========    ==========    ==========    ==========    ==========    ==========

Net income Per Common Share:
   Basic ........................    $     1.05    $     1.01    $      .33    $      .92    $      .88    $     2.39    $     2.56
   Diluted ......................    $     1.03    $      .99    $      .32    $      .90    $      .87    $     2.35    $     2.52

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                    1998                                    1997
                                                 -------------------------------------------     ----------------------------
                                                    Third          Second           First          Fourth           Third
Assets                                             Quarter         Quarter         Quarter         Quarter         Quarter
                                                 -----------     -----------     -----------     -----------     -----------

 Loans:
   Commercial .............................      $18,592,686     $18,153,768     $17,939,443     $16,280,575     $15,674,008
   Real estate construction ...............        1,420,306       1,390,322       1,378,200       1,302,305       1,260,493
   Lease financing ........................          809,301         739,563         678,421         635,957         568,016
   Commercial real estate .................        6,475,950       6,518,933       6,523,261       6,410,531       6,589,262
   Residential real estate ................       12,107,421      12,258,365      12,212,294      11,236,774      11,783,559
   Consumer ...............................       14,291,552      13,473,157      12,834,912      12,357,229      12,354,750
   Credit card ............................        1,797,840       1,830,355       1,855,401       2,047,769       1,949,374
   Home equity ............................        3,188,590       3,113,685       3,030,871       2,972,987       2,856,747
                                                 -----------     -----------     -----------     -----------     -----------
     Total loans ..........................       58,683,646      57,478,148      56,452,803      53,244,127      53,036,209
     Allowance for loan losses ............          975,100         976,469         976,464         941,874         967,797
                                                 -----------     -----------     -----------     -----------     -----------
     Net loans ............................       57,708,546      56,501,679      55,476,339      52,302,253      52,068,412
Securities available for sale, at market ..       15,424,507      13,898,032      15,635,191      13,797,566      13,945,643
Federal funds sold and security resale
  agreements ..............................        1,146,383       1,333,374         475,890         542,156         426,560
Other short-term investments ..............          100,292          80,220         111,687          84,204         140,347
Cash and demand balances due from banks ...        3,406,647       4,111,415       3,745,235       4,319,309       3,580,501
Properties and equipment ..................        1,134,480       1,081,876       1,037,159       1,031,912       1,038,721
Customers' acceptance liability ...........           29,531          31,785          37,235          45,823          68,741
Accrued income and other assets ...........        4,184,293       4,219,487       4,197,452       3,655,858       3,079,461
                                                 -----------     -----------     -----------     -----------     -----------
      Total Assets ........................      $83,134,679     $81,257,868     $80,716,188     $75,779,081     $74,348,386
                                                 ===========     ===========     ===========     ===========     ===========

Liabilities and Stockholders' Equity
Liabilities:
Demand deposits (noninterest bearing) .....      $10,158,773     $10,750,524     $10,449,115     $10,287,007      $9,461,158
NOW and money market accounts .............       17,187,380      17,150,088      16,728,998      15,547,560      15,316,369
Savings accounts ..........................        4,599,228       4,855,384       4,943,381       4,781,806       4,966,820
Time deposits of individuals ..............       18,013,811      18,417,699      18,980,294      18,631,280      19,485,848
Other time deposits .......................        2,475,572       2,484,797       2,482,568       1,633,282       1,558,133
Deposits in overseas offices ..............        1,793,442       1,173,497       1,802,535       1,736,419       1,009,934
                                                 -----------     -----------     -----------     -----------     -----------
    Total deposits ........................       54,228,206      54,831,989      55,386,891      52,617,354      51,798,262
Federal funds borrowed and security
    repurchase agreements .................        8,662,013       6,069,853       7,967,150       4,810,953       3,864,531
Borrowed funds ............................        3,122,562       4,330,313       2,762,173       4,264,556       5,112,241
Long-term debt ............................        8,468,648       7,596,702       6,213,508       6,297,194       5,782,380
Acceptances outstanding ...................           29,531          31,785          37,235          45,823          68,741
Accrued expenses and other liabilities ....        1,350,324       1,378,230       1,523,429       1,584,941       1,576,822
                                                 -----------     -----------     -----------     -----------     -----------
    Total Liabilities .....................       75,861,284      74,238,872      73,890,386      69,620,821      68,202,977
Stockholders' Equity:
  Preferred ...............................           36,556          36,592          36,999               -               -
  Common ..................................        7,236,839       6,982,404       6,788,803       6,158,260       6,145,409
                                                 -----------     -----------     -----------     -----------     -----------
    Total Stockholders' Equity ............        7,273,395       7,018,996       6,825,802       6,158,260       6,145,409
    Total Liabilities and
      Stockholders' Equity ................      $83,134,679     $81,257,868     $80,716,188     $75,779,081     $74,348,386
                                                 ===========     ===========     ===========     ===========     ===========

                                    UNAUDITED

                            National City Corporation
                       Consolidated Average Balance Sheets
                              (Dollars in Millions)



                                                                                     1998                          1997
                                                                     ----------------------------------     ---------------------
                                                                       Third       Second        First       Fourth        Third
Assets                                                                Quarter      Quarter      Quarter      Quarter      Quarter
                                                                     --------     --------     --------     --------     --------
Earning Assets:
 Loans:
   Commercial ...................................................    $ 26,672     $ 26,735     $ 24,777     $ 24,116     $ 23,503
   Residential real estate ......................................      12,030       11,932       11,215       11,160       11,529
   Consumer .....................................................      13,964       13,107       12,546       12,254       12,197
   Credit card ..................................................       1,818        1,861        1,944        1,991        2,031
   Home equity ..................................................       3,144        3,074        3,006        2,907        2,775
                                                                     --------     --------     --------     --------     --------
      Total loans ...............................................      57,628       56,709       53,488       52,428       52,035
 Securities .....................................................      13,614       13,874       13,728       12,969       13,166
 Federal funds sold and security
   resale agreements ............................................       1,177          713          448          322          374
 Other short-term investments ...................................         110          118          125          113          199
                                                                     --------     --------     --------     --------     --------
    Total earning assets ........................................      72,529       71,414       67,789       65,832       65,774
Allowance for loan losses .......................................        (994)        (995)        (958)        (961)        (976)
Market value appreciation of
  securities available for sale .................................         511          564          537          490          377
Cash and demand balances due
   from banks ...................................................       3,685        3,616        3,359        3,416        3,213
Properties and equipment ........................................       1,124        1,055        1,042        1,023        1,038
Customers' acceptance liability .................................          31           33           41           69           66
Accrued income and other assets .................................       4,176        4,240        2,959        2,909        2,812
                                                                     --------     --------     --------     --------     --------
      Total Assets ..............................................    $ 81,062     $ 79,927     $ 74,769     $ 72,778     $ 72,304
                                                                     ========     ========     ========     ========     ========

Liabilities and Stockholders' Equity
Liabilities:
 NOW and money market accounts ..................................    $ 17,326     $ 17,040     $ 15,691     $ 15,329     $ 15,450
 Savings accounts ...............................................       4,721        4,870        4,756        4,842        5,085
 Time deposits of individuals ...................................      18,222       18,640       18,566       18,896       19,561
 Other time deposits ............................................       2,505        2,536        1,940        1,538        1,579
 Deposits in overseas offices ...................................       1,785        1,420        1,598        1,149        1,030
                                                                     --------     --------     --------     --------     --------
    Total interest bearing deposits .............................      44,559       44,506       42,551       41,754       42,705
                                                                     --------     --------     --------     --------     --------
 Federal funds borrowed and security
    repurchase agreements .......................................       7,431        6,433        5,881        4,587        3,973
 Borrowed funds .................................................       2,644        3,395        3,499        3,291        3,328
 Long-term debt .................................................       7,962        7,235        6,264        6,118        5,605
                                                                     --------     --------     --------     --------     --------
    Total interest bearing liabilities ..........................      62,596       61,569       58,195       55,750       55,611

 Noninterest bearing deposits ...................................      10,051       10,053        9,411        9,406        9,228
 Acceptances outstanding ........................................          31           33           41           69           66
 Accrued expenses and other
   liabilities ..................................................       1,164        1,433          846        1,360        1,202
                                                                     --------     --------     --------     --------     --------
      Total Liabilities .........................................      73,842       73,088       68,493       66,585       66,107
Stockholders' Equity:
  Preferred .....................................................          37           37            -            -            -
  Common ........................................................       7,183        6,802        6,276        6,193        6,197
                                                                     --------     --------     --------     --------     --------
      Total Stockholders' Equity ................................       7,220        6,839        6,276        6,193        6,197
                                                                     --------     --------     --------     --------     --------
      Total Liabilities and Stockholders'
         Equity .................................................    $ 81,062     $ 79,927     $ 74,769     $ 72,778     $ 72,304
                                                                     ========     ========     ========     ========     ========



                                                                          Nine Months Ended
                                                                           September 30,
                                                                       ---------------------

Assets                                                                   1998         1997
                                                                       --------     --------
Earning Assets:
 Loans:
   Commercial ...................................................      $ 26,080     $ 23,156
   Residential real estate ......................................        11,683       11,400
   Consumer .....................................................        13,164       12,064
   Credit card ..................................................         1,873        2,097
   Home equity ..................................................         3,071        2,633
                                                                       --------     --------
      Total loans ...............................................        55,871       51,350
 Securities .....................................................        13,710       13,116
 Federal funds sold and security
   resale agreements ............................................           793          377
 Other short-term investments ...................................           114          218
                                                                       --------     --------
    Total earning assets ........................................        70,488       65,061
Allowance for loan losses .......................................          (981)        (972)
Market value appreciation of
  securities available for sale .................................           537          256
Cash and demand balances due
   from banks ...................................................         3,592        3,324
Properties and equipment ........................................         1,077        1,051
Customers' acceptance liability .................................            35           74
Accrued income and other assets .................................         3,935        2,862
                                                                       --------     --------
      Total Assets ..............................................      $ 78,683     $ 71,656
                                                                       ========     ========

Liabilities and Stockholders' Equity
Liabilities:
 NOW and money market accounts ..................................      $ 16,657     $ 15,389
 Savings accounts ...............................................         4,776        5,226
 Time deposits of individuals ...................................        18,422       19,565
 Other time deposits ............................................         2,329        1,575
 Deposits in overseas offices ...................................         1,602        1,009
                                                                       --------     --------
    Total interest bearing deposits .............................        43,786       42,764
                                                                       --------     --------
 Federal funds borrowed and security
    repurchase agreements .......................................         6,577        4,627
 Borrowed funds .................................................         3,181        3,142
 Long-term debt .................................................         7,158        4,585
                                                                       --------     --------
    Total interest bearing liabilities ..........................        60,702       55,118

 Noninterest bearing deposits ...................................         9,872        9,172
 Acceptances outstanding ........................................            35           74
 Accrued expenses and other
   liabilities ..................................................         1,241        1,135
                                                                       --------     --------
      Total Liabilities .........................................        71,850       65,499
Stockholders' Equity:
  Preferred .....................................................            24            -
  Common ........................................................         6,809        6,157
                                                                       --------     --------
      Total Stockholders' Equity ................................         6,833        6,157
                                                                       --------     --------
      Total Liabilities and Stockholders'
         Equity .................................................      $ 78,683     $ 71,656
                                                                       ========     ========

                                   UNAUDITED

                            NATIONAL CITY CORPORATION
              AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                              (DOLLARS IN MILLIONS)


                                                              1998                                          1997
                                           ------------------------------------------     ----------------------------------------
                                                                  Tax                                           Tax
                                              Average      Equivalent         Average        Average     Equivalent        Average
                                              Balance        Interest            Rate        Balance       Interest           Rate
Assets                                     ----------      ----------      ----------     ----------     ----------     ----------
Earning Assets:
 Loans:
   Commercial ...........................  $   26,672      $    567.5            8.44%    $   23,503     $    516.6           8.75%
   Residential real estate ..............      12,030           226.1            7.52         11,529          223.9           7.77
   Consumer .............................      13,964           305.6            8.68         12,197          272.3           8.86
   Credit card ..........................       1,818            62.9           13.72          2,031           69.9          13.77
   Home equity ..........................       3,144            72.4            9.14          2,775           63.7           9.11
                                           ----------      ----------      ----------     ----------     ----------     ----------
      Total loans .......................      57,628         1,234.5            8.51         52,035        1,146.4           8.77
 Securities:
   Taxable ..............................      12,647           205.8            6.50         12,354          199.6           6.46
   Tax-exempt ...........................         967            18.7            7.76            812           17.4           8.59
                                           ----------      ----------      ----------     ----------     ----------     ----------
     Total securities ...................      13,614           224.5            6.59         13,166          217.0           6.59
 Federal funds sold .....................         175             3.0            6.71             85            1.3           5.86
 Security resale agreements .............       1,002            13.7            5.42            289            4.2           5.82
 Other short-term investments ...........         110             4.3           15.49            199            3.9           7.69
                                           ----------      ----------      ----------     ----------     ----------     ----------
    Total earning assets ................      72,529         1,480.0            8.11%        65,774        1,372.8           8.31%
                                                           ----------                     ----------
Allowance for loan losses ...............        (994)                                          (976)
Market value appreciation of
  securities available for sale .........         511                                            377
Noninterest earning assets ..............       9,016                                          7,129
                                           ----------                                     ----------
      Total Assets ......................  $   81,062                                     $   72,304
                                           ==========                                     ==========

Liabilities and Stockholders' Equity
Liabilities:
 NOW and money market accounts ..........  $   17,326      $    139.5            3.19%    $   15,450     $    124.1           3.19%
 Savings accounts .......................       4,721            25.2            2.11          5,085           29.7           2.32
 Time deposits of individuals ...........      18,222           253.1            5.51         19,561          273.8           5.55
 Other time deposits ....................       2,505            33.9            5.38          1,579           20.4           5.18
 Deposits in overseas offices ...........       1,785            24.2            5.39          1,030           13.7           5.28
 Federal funds borrowed .................       3,397            48.2            5.63          1,358           19.3           5.64
 Security repurchase agreements .........       4,034            48.2            4.74          2,615           31.4           4.77
 Borrowed funds .........................       2,644            38.1            5.71          3,328           47.9           5.71
 Long-term debt .........................       7,962           123.8            6.16          5,605           91.0           6.44
                                           ----------      ----------      ----------     ----------     ----------     ----------
   Total interest bearing liabilities ...      62,596           734.2            4.65         55,611          651.3           4.65
                                                           ----------      ----------     ----------     ----------     ----------
Noninterest bearing liabilities .........      11,246                                         10,496
                                           ----------                                     ----------
      Total Liabilities .................      73,842                                         66,107
Stockholders' Equity ....................       7,220                                          6,197

      Total Liabilities and Stockholders'  ----------                                     ----------
         Equity .........................  $   81,062                                     $   72,304
                                           ==========                                     ==========

Net interest income and interest
  spread ................................                  $    745.8            3.46%                   $    721.5           3.66%
                                                           ==========      ==========                    ==========     ==========

Net interest margin .....................                                        4.10%                                        4.38%
                                                                           ==========                                   ==========

                                    UNAUDITED

                            National City Corporation
              Average Balances and Rates on a Tax Equivalent Basis For the Nine Months Ended September 30, 1998 and 1997
                              (Dollars in Millions)

                                                                1998                                    1997
                                            ----------------------------------------    -------------------------------------
                                                                  Tax                                       Tax
                                               Average     Equivalent        Average       Average    Equivalent       Average
Assets                                         Balance       Interest           Rate       Balance      Interest          Rate
                                            ----------     ----------        -------    ----------    ----------       -------
Earning Assets:
 Loans:
   Commercial ...........................   $   26,080     $  1,657.5           8.50%   $   23,156    $  1,502.7          8.67%
   Residential real estate ..............       11,683          664.6           7.43        11,400         663.8          7.76
   Consumer .............................       13,164          866.6           8.80        12,064         792.7          8.79
   Credit card ..........................        1,873          194.9          13.91         2,097         213.3         13.60
   Home equity ..........................        3,071          209.0           9.10         2,633         180.6          9.17
                                            ----------     ----------        -------    ----------    ----------       -------
      Total loans .......................       55,871        3,592.6           8.59        51,350       3,353.1          8.71
 Securities:
   Taxable ..............................       12,768          621.0           6.49        12,345         599.8          6.49
   Tax-exempt ...........................          942           56.0           7.93           771          50.3          8.71
                                            ----------     ----------        -------    ----------    ----------       -------
     Total securities ...................       13,710          677.0           6.59        13,116         650.1          6.61
 Federal funds sold .....................          127            5.5           5.79            89           3.7          5.64
 Security resale agreements .............          666           25.4           5.11           288          12.0          5.53
 Other short-term investments ...........          114           13.5          15.79           218          13.1          8.09
                                            ----------     ----------        -------    ----------    ----------       -------
    Total earning assets ................       70,488        4,314.0           8.17%       65,061       4,032.0          8.27%
                                                           ----------                                 ----------

Allowance for loan losses ...............         (981)                                       (972)
Market value appreciation of
  securities available for sale .........          537                                         256
Noninterest-earning assets ..............        8,639                                       7,311
                                            ----------                                  ----------
      Total Assets ......................   $   78,683                                  $   71,656
                                            ==========                                  ==========

Liabilities and Stockholders' Equity
Liabilities:
 NOW and money market accounts ..........   $   16,657     $    395.7           3.18%   $   15,389    $    355.4          3.09%
 Savings accounts .......................        4,776           77.2           2.11         5,226          92.4          2.37
 Time deposits of individuals ...........       18,422          763.3           5.54        19,565         810.6          5.52
 Other time deposits ....................        2,329           94.0           5.27         1,575          59.9          5.09
 Deposits in overseas offices ...........        1,602           64.2           5.40         1,009          39.7          5.26
 Federal funds borrowed .................        2,893          121.4           5.61         1,545          64.7          5.61
 Security repurchase agreements .........        3,684          130.0           4.71         3,082         112.2          4.80
 Borrowed funds .........................        3,181          137.9           5.80         3,142         132.3          5.63
 Long-term debt .........................        7,158          336.3           6.28         4,585         223.2          6.51
                                            ----------     ----------        -------    ----------    ----------       -------
   Total interest bearing liabilities ...       60,702        2,120.0           4.67        55,118       1,890.4          4.58
                                                           ----------        -------                  ----------       -------
Noninterest bearing liabilities .........       11,148                                      10,381
                                            ----------                                  ----------
      Total Liabilities .................       71,850                                      65,499
Stockholders' Equity ....................        6,833                                       6,157

      Total Liabilities and Stockholders'   ----------                                  ----------
         Equity .........................   $   78,683                                  $   71,656
                                            ==========                                  ==========

Net interest income and interest
   spread ...............................                  $  2,194.0          3.50%                  $  2,141.6          3.69%
                                                           ==========        ======                   ==========       =======

Net interest margin .....................                                      4.15%                                      4.38%
                                                                             ======                                    =======

                                    UNAUDITED

                            National City Corporation
                         Selected Financial Information


                                                                                                         Nine Months Ended
                                               1998                              1997                      September 30,
                             ---------------------------------------   --------------------------    -------------------------
                                Third        Second        First         Fourth         Third
(Dollars in Thousands)          Quarter      Quarter       Quarter       Quarter        Quarter          1998         1997
                             -----------   -----------   -----------   -----------    -----------    -----------   -----------

Allowance for Loan Losses:
Balance at beginning
  of period ..............      $976,469      $976,464      $941,874      $967,797       $965,429       $941,874      $958,739
Provision ................        45,212        43,033        56,267        52,904         59,186        144,512       172,463
Reserves acquired (sold) .        (1,388)          -          30,679       (11,389)        (3,227)        29,291        (8,133)
Charge-offs:
  Commercial .............        19,927        10,504        12,077        20,739         19,963         42,508        51,037
  Residential real estate          2,058         1,504         1,923         2,242          1,506          5,485         4,954
  Consumer ...............        30,964        34,324        42,435        41,123         37,409        107,723       124,181
  Credit card ............        21,434        24,694        25,710        28,505         27,243         71,838        83,266
  Home equity ............         2,563         2,233         2,283         1,840          1,276          7,079         2,905
                             -----------   -----------   -----------   -----------    -----------    -----------   -----------
    Total charge-offs ....        76,946        73,259        84,428        94,449         87,397        234,633       266,343
                             -----------   -----------   -----------   -----------    -----------    -----------   -----------
Recoveries:
  Commercial .............        13,536         7,074         8,378         5,326          9,927         28,988        29,992
  Residential real estate            114           240             9           148            371            363         1,127
  Consumer ...............        12,111        17,187        17,392        15,956         17,682         46,690        62,640
  Credit card ............         4,765         5,066         5,588         5,058          5,363         15,419        16,171
  Home equity ............         1,227           664           705           523            463          2,596         1,141
                             -----------   -----------   -----------   -----------    -----------    -----------   -----------
    Total recoveries .....        31,753        30,231        32,072        27,011         33,806         94,056       111,071
                             -----------   -----------   -----------   -----------    -----------    -----------   -----------
Net charge-offs ..........        45,193        43,028        52,356        67,438         53,591        140,577       155,272
                             -----------   -----------   -----------   -----------    -----------    -----------   -----------
Balance at end of period .      $975,100      $976,469      $976,464      $941,874       $967,797       $975,100      $967,797
                             ===========   ===========   ===========   ===========    ===========    ===========   ===========

(Dollars in Millions)

Nonperforming Assets:
Nonaccrual and
  restructured loans .....        $222.1        $225.0        $244.0        $237.8         $220.4
Other real estate owned ..          30.5          32.0          37.1          35.5           38.4
                             -----------   -----------   -----------   -----------    -----------
Total nonperforming
  assets .................        $252.6        $257.0        $281.1        $273.3         $258.8
                             ===========   ===========   ===========   ===========    ===========


Credit Quality Ratios:
Net charge-offs to
  average loans ..........           .31%         .31%           .40%           .51%          .41%           .34%           .40%
Loan loss reserve to
  loans (period-end) .....          1.66         1.70           1.73           1.77          1.82
Nonperforming assets to
  loans and OREO
  (period-end) ...........           .43          .45            .50            .51           .49

Capital Ratios*:
Tier 1 Capital ...........          8.81%        8.41           8.67%          8.91%         9.27%
Total risk-based capital .         12.69        12.36          12.75          13.12         13.67
Leverage .................          7.42         7.09           7.64           7.49          7.63
Tangible common equity
  to tangible assets .....          6.98         6.82           6.72           7.11          7.31

Share Information:
Average basic shares .....   329,692,338   328,186,746   316,227,200   316,918,402    321,096,859    324,751,420   324,017,435
Average diluted shares ...   336,348,661   336,382,782   323,006,334   322,539,515    326,344,073    331,617,449   329,250,450
Common shares
  outstanding at end of
  period .................   330,336,278   328,627,647   327,513,959   315,697,488    318,411,870

* September 30, 1998 calculations are based on preliminary data